Significant accounting policies	12 Months Ended
Dec. 31, 2017
Disclosure Of Significant Accounting Policies [Abstract]
Significant accounting policies

Note 3. Significant accounting policies

3.1	Revenue Recognition and Deferred Revenue

The Group derives substantially all of its revenue from subscription fees. Revenue is presented net of credits and refunds. Credit card chargebacks are included in general and administrative expenses. The Group recognizes revenue in accordance with IAS 18. Revenue recognition occurs ratably over the subscription period, beginning when the amount of revenue can be measured reliably, and it is probable that the economic benefits associated with the transaction will flow to the entity. The Group commences to recognize revenue when access has been granted and the criteria above are fulfilled. Subscribers pay in advance subject to certain conditions identified in the Group’s terms and conditions. Fees collected in advance for subscriptions are deferred and recognized as revenue using the straight-line method over the term of the subscription.

For revenue earned through certain mobile applications, including iOS and Android, the Group recognizes subscription revenues gross of the application processing fees primarily because the Group is the primary obligor and it has the contractual right to determine the price paid by the subscriber. The Group records the related application processing fees as cost of revenue in the period incurred.

The Group also earns a small amount of revenue from advertising sales. The Group records advertising revenue as it is earned and it is included in the total revenue of each segment that generates advertising sales.

3.2	Cost of Revenue

Cost of revenue consists primarily of direct marketing costs, compensation and other employee-related costs for personnel dedicated to maintaining Spark Networks’ data centers, data center expenses, credit card fees and mobile application processing fees. The Group incurs substantial advertising expenses in order to generate traffic to our websites. These advertising costs consist of offline marketing, particularly television and out-of-home advertising, as well as online advertising and are directly attributable to the revenue the Group receives from its subscribers.

3.3	Employee benefits

Short-term employee benefits are expensed as the related service is provided. A liability is recognized for the amount expected to be paid if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

Share-based payment arrangements

Share-based compensation expense reflected in our consolidated financial statements consists of expense related to equity-based compensation plans that were independently established by Affinitas in 2013 and Spark in 2007 before the Affinitas / Spark Merger, in addition to an equity compensation plan established by Spark Networks in November 2017 following the close of the Affinitas / Spark Merger. Share-based compensation expense incurred in periods prior to the close of the Affinitas / Spark Merger resulted solely from share-based compensation granted by Affinitas.

Under the Affinitas virtual employee share option plan (“Affinitas VESOP”), Spark Networks has a choice of settlement whereby the cash amount or equal value in shares to be received by the beneficiaries for a single vested option shall equal the price or proceeds per common share in case of a change in control event (“Share Sale”) or an Initial Public Offering (“IPO”) of Affinitas’s shares minus the exercise price. In connection with the merger, shareholders of Affinitas elected to settle all the options outstanding at the merger date at a fixed valuation of €3,839 thousand, which was equivalent to a total equity value of €90 million for Affinitas. This equity value of Affinitas was determined based on the Spark share price and the exchange ratio that Affinitas and Spark agreed on in relation to the merger.

Our policy is to avoid cash payments to participants if possible, which means that settlement of the outstanding options is expected to be made in shares. Based on this stated policy, the arrangement is classified as equity-settled unless settlement in cash is most probable.

In connection with the Affinitas / Spark Merger, Spark established the Chardonnay Trust, with the purpose of holding such number of shares of Spark Networks SE ADSs as shall be necessary to satisfy the obligations under all unexercised Spark stock options awarded under the Spark 2007 Omnibus Incentive Plan (“Spark 2007 Plan”). Following the completion of the Affinitas / Spark Merger, Spark no longer has any rights to revoke or amend the Chardonnay Trust  in a manner that is detrimental to Spark 2007 Plan participants.

Each Spark stock option was converted into an award to acquire ADSs from the Chardonnay Trust, on the same terms and conditions as were applicable under the Spark stock option, and subject to adjustment based on the exchange ratio stipulated in the merger agreement. The shares underlying the ADSs held in the Chardonnay Trust are recognized as treasury stock within the Consolidated Statement of Shareholder’s Equity.

Only nonqualified stock options are outstanding as of the merger date. These equity-settled options are exercisable after vesting.

Under the Spark Networks virtual stock option plan established in 2017 (“Spark Networks 2017 VSOP”) Spark Networks has a choice of settlement whereby the cash amount or equal value in shares to be received by the beneficiaries for a single vested option shall equal the market price per Spark Networks ADS minus the exercise price. Our policy is to avoid cash payments to participants if possible, which means that settlement of the outstanding options is expected to be made in Spark Networks ADSs. Based on this stated policy, the arrangement is classified as equity-settled unless settlement in cash is most probable.

The grant-date fair value of equity-settled share-based payment arrangements granted to employees is generally recognized as an expense, with a corresponding increase in shareholder’s equity, over the vesting period of the awards. The amount recognized as an expense is adjusted to reflect the number of awards for which the related service and non-market performance conditions are expected to be met, such that the amount ultimately recognized is based on the number of awards that meet the related service and non-market performance conditions at the vesting date. For share-based payment awards with non-vesting conditions, the grant-date fair value of the share-based payment is measured to reflect such conditions and there is no true-up for differences between expected and actual outcomes. Depending on the grant, Spark Networks recognizes compensation expense on a straight-line basis from the beginning of the service period, even when the grant date is subsequent to the service commencement date. During the period between service commencement date and grant date, the share-based payment expense recognized is based on an estimated grant date fair value of the award. Once the grant date has been established for equity-settled awards, the estimated fair value is revised so that the expense recognized is based on the actual grant date fair value of the equity instruments granted. For specific grants, Spark Networks recognizes compensation expense over the period in which services are received, which is determined per participant based on the graded vesting schedule. For awards with graded-vesting features, each installment of the award is treated as a separate grant. This means that each installment is separately expensed over the related vesting period.

Spark Networks estimates the fair value of each stock option grant using the Black-Scholes or Monte Carlo simulation option-pricing model, which uses as inputs the fair value per Spark Networks share and assumptions Spark Networks makes with respect to the volatility of Spark Networks shares, the expected terms of Spark Networks’ stock options, the risk-free interest rates for a period that approximates the expected term of the stock option and the expected dividend yield.

Defined contribution plans

Obligations for contributions to defined contribution plans are expensed as the related service is provided. Prepaid contributions are recognized as an asset to the extent that a cash refund or a reduction in future payments is available.

Defined benefit plans

Defined benefit pension plans consisted of unfunded plans, where benefits are paid directly by the Group and the related obligation is covered by a provision corresponding to the present value of future benefit payments. The provision was related to employees of Samadhi and was released in the fourth quarter of 2016.

Termination benefits

Termination benefits are recognized at the earlier of when the Group can no longer withdraw the offer of those benefits and when the Group recognizes costs for a restructuring under IAS 37 Provisions, Contingent Liabilities and Contingent Assets. If benefits are not expected to be settled wholly within 12 months of the reporting date, then they are discounted.

3.4	Lease payments

Payments made under operating lease agreements are recognized in profit or loss on a straight-line basis over the term of the lease.

3.5	Finance income and finance costs

The Group’s finance income and finance costs include interest income and expense, translation gains and losses, as well as any change in the fair value of contingent consideration classified as financial liability. Interest income or expense is recognized using the effective interest method.

3.6	Income tax

Income tax expense comprises current and deferred tax. It is recognized in profit or loss except to the extent that it relates to a business combination, or items recognized directly in equity or in other comprehensive loss/income.

Current tax

Current tax is based on the taxable income or loss for the year and any adjustment to the tax payable or receivable in respect of previous years. The amount of current tax is the best estimate of the tax amount expected to be paid or received that reflects uncertainty related to income taxes, if any. It is measured using tax rates enacted or substantively enacted at the reporting date.

Deferred tax

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is not recognized for:

•	temporary differences on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit or loss;

•	temporary differences related to investments in subsidiaries, associates and joint arrangements to the extent that the Group is able to control the timing of the reversal of the temporary differences and it is probable that they will not reverse in the foreseeable future; and

•	taxable temporary differences arising on the initial recognition of goodwill.

Deferred tax assets are recognized for unused tax losses, unused tax credits and deductible temporary differences to the extent that it is probable that future taxable profits will be available against which they can be used. Future taxable profits are determined based on business plans for individual subsidiaries in the Group and the reversal of temporary differences. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized; such reductions are reversed when the probability of future taxable profits improves.

Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it has become probable that future taxable profits will be available against which they can be used. Deferred tax is measured at the tax rates that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The measurement of deferred tax reflects the tax consequences that would follow from the manner in which the Group expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities. Deferred tax assets and liabilities are offset only if certain criteria are met.

Accordingly, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis. In assessing the potential realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the Group’s tax loss carryforwards remain deductible.

3.7	Prepaid Advertising Expenses

The Group regularly pays in advance for online and offline advertising, and expenses the prepaid amounts as cost of revenue over the contract periods as the vendor delivers on its commitment. The Group evaluates the realization of prepaid amounts at each reporting period and expenses prepaid amounts if the applicable vendor is unable to deliver on its commitment and is not willing or able to repay the undelivered prepaid amounts. Prepaid expenses are shown as non-financial assets.

3.8	Business Combinations

From time to time, the Group acquires the stock or specific assets of companies in transactions that may be considered to be business acquisitions under IFRS 3 Business Combinations. Under the acquisition method of accounting, the Group allocates the fair value of purchase consideration to the tangible assets acquired, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. Such valuations require the Group’s management to make significant estimates and assumptions, especially with respect to estimating the fair value and expected useful life assigned to each class of assets and liabilities acquired. Different classes of assets will have varying useful lives. For example, the useful life of a member database, which was two years in the acquisition of Samadhi, is not the same as the useful life of a paying subscriber list, which is typically two to six months, or a domain name, which is was 20 years for Samadhi. Consequently, to the extent a longer-lived asset is ascribed greater value under the purchase method than a shorter-lived asset, there may be less amortization recorded in a given period or no amortization for indefinite lived intangibles.

The Group’s management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. During the measurement period, which can be up to one year from the acquisition date, the Group may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period, any subsequent adjustments are recorded in net financial result in the consolidated statement of comprehensive income/loss.

3.9	Discontinued operation

A discontinued operation is a component of the Group’s business, the operations and cash flows of which can be clearly distinguished from the rest of the Group and which:

•	represents a separate major line of business or geographic area of operations;

•	is part of a single coordinated plan to dispose of a separate major line of business or geographic area of operations; or

•	is a subsidiary acquired exclusively with a view to re-sale.

Classification as a discontinued operation occurs at the earlier of disposal or when the operation meets the criteria to be classified as held for sale. When an operation is classified as a discontinued operation, all attributable income and expenses as well as related income taxes are presented as “loss from discontinued operations” in the statement of comprehensive loss/income as if the operation had been discontinued from the start of the comparative year. The elimination of intra-group transactions is presented following the general consolidation method by eliminating income at the servicing entity and the related expenses at the receiving entity.

3.10	Intangible assets and goodwill

Recognition and measurement of goodwill and intangible assets with indefinite life

Goodwill arising from the acquisition of subsidiaries is measured at cost less accumulated impairment losses.

The Group’s goodwill represents the excess of the purchase price over the fair value of the net assets acquired resulting from business acquisitions. Intangible assets resulting from the acquisitions of entities in a business combination are recorded using the acquisition method of accounting and estimated by management based on the fair value of assets received.

Management reviews the potential impairment of goodwill and indefinite lived intangible assets at least annually, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable.

Recognition and measurement of intangible assets with finite life

Intangible assets with finite useful lives are amortized using the straight-line method over their estimated useful lives. In addition to the recoverability assessment, management routinely reviews the remaining estimated useful lives of its amortizable intangible assets. If the Group reduces its estimate of the useful life assumption for any asset, the remaining unamortized balance would be amortized over the revised estimated useful life.

Development expenditure is capitalized only if the expenditure can be measured reliably, the product or process is technically and commercially feasible, future economic benefits are probable and the Group intends to and has sufficient resources to complete development and to use or sell the asset. Otherwise, it is recognized in profit or loss as incurred. Costs incurred in the planning and post-implementation stages of a project are expensed as incurred while direct and indirect costs associated with the development phase are capitalized and amortized on a straight-line basis over the estimated useful lives. Costs associated with minor enhancements and maintenance are included in expenses in the accompanying Consolidated Statements of Operations and Comprehensive Loss/Income. Subsequent to initial recognition, development expenditure is measured at cost less accumulated amortization and any accumulated impairment losses.

The estimated useful lives of intangible assets for current and comparative periods are as follows:

•	Internally generated software: 3 - 6 years

•	Licenses and domains: 2 - 5 years

•	Brands and trademarks: 10 - 20 years, indefinite

•	Other intangible assets: 1 - 5 years

Impairment of non-financial assets

Management assesses the potential impairment of assets, which include intangible assets, whenever changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events and circumstances that may indicate that an asset is impaired may include significant decreases in the market value of an asset or the Group’s common stock, a significant decline in actual or projected revenue, a change in the extent or manner in which an asset is used, shifts in technology, loss of key management or personnel, changes in the Group’s operating model or strategy and competitive forces, as well as other factors. In addition, goodwill is tested annually for impairment.

For impairment testing, assets are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or cash-generating units (“CGU”). Goodwill arising from a business combination is allocated to CGUs or groups of CGUs that are expected to benefit from the synergies of the combination. The Group determined an operating segment to be the CGU for impairment testing purposes.

If events and circumstances indicate that the carrying amount of an asset may not be recoverable and the expected discounted future cash flows attributable to the asset or CGU are less than the carrying amount of the asset, an impairment loss equal to the excess of the asset’s carrying value over its estimated recoverable amount is recorded. The recoverable amount is determined based on the present value of estimated expected future cash flows using a discount rate commensurate with the risk involved, and quoted market prices or appraised values, depending on the nature of the assets. Fair value measurements utilized for assets under nonrecurring measurements were measured with Level 3 unobservable inputs.

Subsequent expenditure

Subsequent expenditure is capitalized only when it increases the future economic benefits embodied in the specific asset to which it relates. All other expenditure, including expenditure on internally generated goodwill and brands, is recognized in profit or loss as incurred.

3.11	Property, plant and equipment

Recognition and measurement

Items of property, plant and equipment are measured at cost, which includes capitalized borrowing costs, less accumulated depreciation and any accumulated impairment losses. If significant parts of an item of property, plant and equipment have different useful lives, then they are accounted for as separate items (major components) of property, plant and equipment.

Any gain or loss on disposal of an item of property, plant and equipment is recognized in profit or loss.

Depreciation

Property and equipment is stated at cost, net of accumulated depreciation, which is provided using the straight-line method over the estimated useful life of the asset.

The estimated useful lives of property, plant, and equipment for current and comparative periods are as follows:

•	Leasehold improvements: the shorter of the lease term or 5 years

•	Other and office equipment: 3 - 5 years

Upon the sale or retirement of property or equipment, the cost and related accumulated depreciation and amortization are removed from the Group’s Consolidated Balance Sheet with the resulting gain or loss, if any, reflected in the Group’s consolidated statement of comprehensive income.

Depreciation methods, useful lives and residual values are reviewed at each reporting date and adjusted if appropriate.

3.12	Financial instruments

The Group classifies non-derivative financial assets into the category loans and receivables.

The Group classifies non-derivative financial liabilities into the following categories: financial liabilities at fair value through profit or loss designated upon initial recognition and other financial liabilities.

Non-derivative financial assets and financial liabilities – Recognition and derecognition

The Group initially recognizes loans and receivables and debt securities issued on the date when they are originated. All other financial assets and financial liabilities are initially recognized on the trade date when the entity becomes a party to the contractual provisions of the instrument.

The Group derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows in a transaction in which substantially all of the risks and rewards of ownership of the financial asset are transferred, or it neither transfers nor retains substantially all of the risks and rewards of ownership and does not retain control over the transferred asset. Any interest in such derecognized financial assets that is created or retained by the Group is recognized as a separate asset or liability.

The Group derecognizes a financial liability when its contractual obligations are discharged or cancelled, or expire.

Financial assets and financial liabilities are offset and the net amount presented in the balance sheet when, and only when, the Group currently has a legally enforceable right to offset the amounts and intends either to settle them on a net basis or to realize the asset and settle the liability simultaneously.

The Group’s credit card processors regularly withhold deposits and maintain balances, which are presented as other financial assets.

Non-derivative financial assets - Loans and receivables – Measurement

Assets classified as loans and receivables are initially measured at fair value plus any directly attributable transaction costs. Subsequent to initial recognition, they are measured at amortized cost using the effective interest method.

Non-derivative financial liabilities – Measurement

Non-derivative financial liabilities are initially measured at fair value less any directly attributable transaction costs. Subsequent to initial recognition, these liabilities are measured at amortized cost using the effective interest method.

3.13	Preferred Shares

The Group’s preferred shares were classified as financial liabilities, because the Group had the obligation to make contractual payments to shareholders in case of defined liquidity events. The preferred shares were measured at amortized cost. See Note 5.8.

3.14	Provisions

Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The unwinding of the discount is recognized as finance cost.

Legal Contingencies

The Group is currently involved in certain legal proceedings, as discussed in Note 8.2. To the extent that a loss related to a contingency is reasonably estimable and probable, the Group accrues an estimate of that loss. Because of the uncertainties related to both the amount and range of loss on certain pending litigation, the Group may be unable to make a reasonable estimate of the liability that could result from an unfavorable outcome of such litigation. As additional information becomes available, the Group will assess the potential liability related to such pending litigation and make, or if necessary, revise its estimates. Such revisions in the Group’s estimates of the potential liability could materially impact its consolidated results of operations and consolidated financial position.

Refunds

A provision for refunds is recognized when the underlying services are sold, based on historical refund data and a weighting of possible outcomes against their associated probabilities.

Restructuring

A provision for restructuring is recognized when the Group has approved a detailed and formal restructuring plan, and the restructuring either has commenced or has been announced publicly. Future operating losses are not provided for.

3.15	Earnings per share

The Group presents earnings per share data for its common shares. Earnings per share is calculated by dividing the net income of the period by the weighted average number of common shares outstanding during the period.

3.16	Segment Reporting

Segment reporting requires the use of the management approach in determining the reportable operating segments. The management approach considers the internal organization and reporting used by the Group’s chief operating decision maker for making operating decisions and assessing performance. The Group’s internal financial reporting includes separate data for each country, and all countries other than the United States and Canada (together, “North America”) have been aggregated into one reportable segment as the business model and long-term margin expectations are similar. The Group reports two separate reportable segments: (1) North America, which consists of Spark Networks’ operations in the United States and Canada; and (2) International, which consists of all other operations except for the United States and Canada.

The performance of the operating segments is measured on the basis of revenue and direct marketing costs only. Due to the Group’s integrated business structure, costs and expenses other than direct marketing expenses are not allocated to the individual reportable segments. As such, The Group does not measure operating profit or loss by segment for internal reporting purposes.